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                                                                EXHIBIT 23.1


                            CONSENT OF INDEPENDENT
                         CERTIFIED PUBLIC ACCOUNTANTS

Neogen Corporation
Lansing, Michigan

We hereby consent to the incorporation by reference in this Registration Statement of our report dated July 18, 1995, relating to the consolidated financial statements of Neogen Corporation appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1995.

                                                        BDO Seidman, LLP
                                                        BDO Seidman, LLP


Troy, Michigan
September 28, 1995